UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 28, 2015

ORBITAL ATK, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is filed by Orbital ATK, Inc. (“Orbital ATK”) to provide the audited consolidated financial statements of Orbital Sciences Corporation (“Orbital”) as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

Item 9.01.                      Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired

The audited consolidated financial statements of Orbital as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, December 31, 2013 and December 31, 2012 are filed herewith as Exhibit 99.1, and are incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of Orbital Sciences Corporation as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

May 28, 2015	By:	/s / Garrett E. Pierce
Garrett E. Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of Orbital Sciences Corporation as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, December 31, 2013 and December 31, 2012.